EXHIBIT 10.54

AMENDMENT TO THE CONVERTIBLE SUBORDINATED PROMISSORY NOTE

THIS AMENDMENT is made 19th day of January 2008 by and between VGX Pharmaceuticals, Inc. (previously D.B.A. Viral Genomix, Inc.), a Delaware Corporation, (hereinafter called “Borrower”) and  DONG KOOK PHARM, CO. LTD.,  a Korea Corporation, (hereinafter called “Holder”).

WHEREAS, the Borrower executed and issued to the Holder the Convertible Subordinated Promissory Note in the amount of US $1,000,000.00 and dated December 30, 2005 (hereinafter called “Note” and attached hereto as “Exhibit A”); and

WHEREAS, the Note is made in favor of the Holder and has the Original Maturity Date of December 30, 2007; and

WHEREAS, the Parties desire to modify certain terms on the Note.

NOW, THEREFORE, for and in consideration of the mutual promises, terms and conditions set forth herein and intending to be legally bound hereby, the Parties agree as follows:

1.                                       The Original Maturity Date of the Note is hereby extended for 6 months for the first $500,000 and the New Maturity Date for the first $500,000 shall be June 30, 2008. Provided, the Parties agree that the Borrower shall immediately repay the  principal of the first $500,000 to the Holder on the New Maturity Date.

2.                                       The Original Maturity Date of the Note is hereby extended for 12 months for the remaining $500,000 and the New Maturity Date for the remaining $500,000 shall be December 30, 2008. Provided, the Parties agree that the Borrower shall immediately repay the principal of the remaining $500,000 to the Holder on the New Maturity Date.

3.                                       Upon execution of this Amendment, the Borrower shall pay Holder $97,392, which represents accrued interest on the Principal from the Borrowing Date to the Original Maturity Date of December 30, 2007.

4.                                       At the time of paying each principal amount, the Borrower agrees to pay the interest of 5% per annum in addition to each principal amount.

5.                                       The Borrower represents and warrants that the name of the Borrower has been changed from Viral Genomix, Inc. to VGX Pharmaceuticals, Inc.

6.                                       All other terms in the Note shall remain the same.

IN WITNESS THEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Amendment to the Convertible Subordinated Promissory Note to be duly executed on the above date.

BORROWER:		HOLDER:

VGX Pharmaceuticals, Inc.		DONG KOOK PHARM, CO. LTD.

BY:	/s/ J. Joseph Kim	By:	/s/ Gi Beom Kwon
	J. Joseph Kim, CEO		Gi Beom Kwon, President and CEO